SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                                  July 20, 2006
                Date of Report (Date of earliest event reported)
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                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

      P.O. Box 2115, Addison, TX                                      75001-2115
(Address of principal executive offices)                              (ZIP Code)

                                1(214)236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM  8.01.  OTHER EVENTS

         On July 12, 2006 the board of directors of the Company authorized 200,000 shares of restricted common stock to be issued to Mickie Vest of Vest Web Design Services in payment of the Company's outstanding balance due for website design services performed for the Company during 2005. The shares issued will be restricted against transfer and the certificates marked with a legend indicating the transfer prohibition



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2006


                            iWORLD PROJECTS & SYSTEMS, INC.


                            By /s/ David Pells
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                             David L. Pells, President, acting CEO